UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12

Barnes & Noble, Inc.

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On September 13, 2010, the Board of Directors of Barnes & Noble, Inc. sent the following letter to shareholders:

September 13, 2010

Dear Fellow Shareholder:

The important Annual Meeting of Barnes & Noble shareholders is just over two weeks away, and your support is critical. Ronald Burkle, through his investment vehicle Yucaipa, has nominated three hand-picked candidates (including himself) to your Board of Directors and wants to weaken Barnes & Noble’s Shareholder Rights Plan. We believe that Mr. Burkle is seeking to gain control of Barnes & Noble without making an offer to pay all shareholders full value.1

As the enclosed document demonstrates, Mr. Burkle has a history of engaging in self-dealing transactions and exerting influence over companies in which Yucaipa has invested without paying a control premium. In some instances, Mr. Burkle has sought to implement large-scale strategic changes at companies that later filed for bankruptcy or encountered severe financial distress. Mr. Burkle also has, in our view, an undistinguished track record of public company Board service and has been involved in numerous lawsuits related to his investments.

We believe that Mr. Burkle and his nominees are not qualified to serve as directors on Barnes & Noble’s Board and that his efforts to weaken the Shareholder Rights Plan are not in your best interests. To protect your investment, please use the enclosed WHITE proxy card to vote FOR the election of your Board’s highly qualified nominees and AGAINST Yucaipa’s Proposal #3. To ensure your shares are represented, we urge you to vote TODAY—by telephone or Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Thank you for your continued support,

The Board of Directors of Barnes & Noble, Inc.

Your Vote Is Important, No Matter How Many Shares You Own.

If you have questions about how to vote your shares on the WHITE proxy card,

or need additional assistance, please contact the firm

assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: (877) 456-3422

Banks and Brokers Call Collect: (212) 750-5833

IMPORTANT

We urge you NOT to sign any Gold proxy card sent to you by Burkle and Yucaipa.

[1]

Yucaipa has reserved in its SEC filings the right to make a proposal to acquire all of Barnes & Noble’s shares and propose other M&A transactions involving Barnes & Noble. In addition, Yucaipa notified Barnes & Noble that it requested U.S. antitrust clearance which would permit Yucaipa to acquire 100% of the stock of Barnes & Noble. While Yucaipa’s nominees, if elected, would constitute a minority of the Board, the Board believes Yucaipa’s proposal to elect its nominees, together with its precatory shareholder proposal to weaken the Shareholder Rights Plan, are part of a larger effort to obtain control of the Company.

Important Information and Certain Information Regarding Participants

On August 25, 2010, Barnes & Noble, Inc. (“Barnes & Noble”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with its 2010 Annual Meeting and has mailed the definitive proxy statement to its stockholders. The definitive proxy statement contains information regarding the names, affiliations and interests of Barnes & Noble’s directors, its director nominees and certain of its officers that may be deemed, along with Barnes & Noble, to be participants in the solicitation of Barnes & Noble’s stockholders in connection with its 2010 Annual Meeting. Security holders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available, because they contain (or will contain) important information. Security holders may obtain a free copy of the definitive proxy statement and other documents (when available) that Barnes & Noble files with the SEC at the SEC’s website at www.sec.gov, at Barnes & Noble’s website at www.barnesandnobleinc.com and from Barnes & Noble by directing a request to Barnes & Noble, Inc., Attention: Investor Relations, 122 Fifth Avenue, New York, New York 10011.

Safe Harbor

This communication contains “forward-looking statements.” Barnes & Noble is including this statement for the express purpose of availing itself of the protections of the safe harbor provided by the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements. These forward-looking statements are based on currently available information and represent the beliefs of the management of the company. These statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, general economic and market conditions, decreased consumer demand for the company’s products, possible disruptions in the company’s computer systems, telephone systems or supply chain, possible risks associated with data privacy and information security, possible work stoppages or increases in labor costs, possible increases in shipping rates or interruptions in shipping service, effects of competition, possible disruptions or delays in the opening of new stores or the inability to obtain suitable sites for new stores, higher than anticipated store closing or relocation costs, higher interest rates, the performance of the company’s online, digital and other initiatives, the performance and successful integration of acquired businesses, the success of the company’s strategic investments, unanticipated increases in merchandise, component or occupancy costs, unanticipated adverse litigation results or effects, the results or effects of any governmental review of the company’s stock option practices, product and component shortages, effects of the company’s evaluation of strategic alternatives and other factors which may be outside of the company’s control. Please refer to the company’s annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially. The company assumes no obligation to update or revise any forward-looking statements.

RONALD W. BURKLE & THE YUCAIPA COMPANIES

September 13, 2010

Important Information and Certain Information Regarding Participants

On August 25, 2010, Barnes & Noble, Inc. (“Barnes & Noble”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with its 2010 Annual Meeting and has mailed the definitive proxy statement to its stockholders. The definitive proxy statement contains information regarding the names, affiliations and interests of Barnes & Noble’s directors, its director nominees and certain of its officers that may be deemed, along with Barnes & Noble, to be participants in the solicitation of Barnes & Noble’s stockholders in connection with its 2010 Annual Meeting. Security holders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available, because they contain (or will contain) important information. Security holders may obtain a free copy of the definitive proxy statement and other documents (when available) that Barnes & Noble files with the SEC at the SEC’s website at www.sec.gov, at Barnes & Noble’s website at www.barnesandnobleinc.com and from Barnes & Noble by directing a request to Barnes & Noble, Inc., Attention: Investor Relations, 122 Fifth Avenue, New York, New York 10011.

Ronald W. Burkle & The Yucaipa Companies

The summary of various investments made by Yucaipa over the past ten years which is contained in Section I of this document demonstrates that Mr. Burkle has a history of exerting significant influence over companies in which Yucaipa has invested without paying a control premium and otherwise to the detriment of non-Yucaipa shareholders. In a number of instances, these companies encountered severe financial distress, including filing for bankruptcy in certain cases. In connection with a number of these investments, Burkle extracted for Yucaipa significant fees for providing “consulting and strategic services”. Burkle also has used his influence over these companies to have Yucaipa employees and other persons with personal or professional ties to Burkle appointed to the board of directors or key management positions. Section II of this document describes what is, in the view of Barnes & Noble’s Board of Directors, Burkle’s highly undistinguished track record serving on boards of directors of public companies. As described in Section III, Yucaipa’s investments have resulted in multiple litigations involving Burkle and Yucaipa. Section IV of this document summarizes questions that have been raised in the press about Yucaipa’s fundraising efforts with regard to certain public pension plans that have invested in Yucaipa.

I. Selected Yucaipa Investments

The investments described below were selected as examples in which Yucaipa exerts or exerted significant influence over companies without having paid a control premium or in which Yucaipa sought to implement large-scale strategic changes at companies that later filed for bankruptcy or encountered severe financial distress.

Alliance Entertainment Corp. and The Source Interlink Companies, Inc.

•	In 1999, Yucaipa, through its affiliate AEC Associates, LLC (Associates), purchased a majority interest in Alliance Entertainment Corp. (AEC).[1]

•

In 2002, AEC agreed to merge with publicly held Liquid Audio Corp. (Liquid Audio).[2] The merger agreement was terminated five months later due to public opposition from Liquid Audio’s stockholders, who claimed that the terms of the deal, under which AEC would own 74% of Liquid Audio and designate six of nine directors on the combined board, were not in their best interests. [3]

•

In 2005, The Source Interlink Companies, Inc. (Source) acquired AEC in a stock-for-stock merger negotiated by Yucaipa.[4] As a result, Yucaipa’s investment in AEC was converted into an approximately 35% equity interest in Source.[5] Yucaipa received an approximately $4.0 million fee from AEC in connection with the transaction.[6] Under the merger agreement between AEC and Source, Associates obtained the right to appoint five of the 11 directors on Source’s board.[7] Greg Mays, an executive and director of multiple Yucaipa-owned businesses,[8] was appointed by Yucaipa to the board of Source in February 2005, along with four other Yucaipa appointees.[9]

•

In March 2006, Source announced its board would review strategic alternatives for Source.[10] Yucaipa was appointed as a consultant to Source during the review process, having entered into a $1 million per year general consulting arrangement with Source in 2005 that provided Source the right to call upon Yucaipa for consulting services in exchange for transaction fees.[11] In consultation with Yucaipa (which Source described as its “strategic advisor”12 ), Source also retained Deutsche Bank Securities, Inc. to act as exclusive financial advisor to Source during the review of strategic alternatives.[13]

•	In November 2006, Yucaipa partner Michael Duckworth replaced Source founder Leslie Flegel as Chairman.[14] Flegel received an exit package worth more than $10 million in exchange for his resignation.[15]

•

Later in November 2006, when Yucaipa’s interest in Source was approximately 35%,[16] Source’s board reduced its size from 11 to nine members, resulting in Yucaipa’s five directors constituting a majority.[17] Chairman Duckworth stated at the time that the reduction would “result in both a stronger independent majority and more efficient decision-making on behalf of the Company and its stockholders.”[18] A Source stockholder criticized the move as Yucaipa’s taking “complete control over Source Interlink’s affairs without paying a control premium for the Company.”[19]

•

In 2007, Source acquired Primedia Inc.’s (Primedia) enthusiast media division for approximately $1.178 billion,[20] at which time Yucaipa committed to make an additional $100 million investment under certain circumstances in Source in connection with the acquisition.[21] The Primedia acquisition was the conclusion of Source’s review of strategic alternatives.[22] In August 2007, Source paid Yucaipa an additional $12.8 million for special consulting services in connection with Source’s review of strategic alternatives.[23]

•	In 2008, Yucaipa, through Associates and its affiliate Digital On-Demand, Inc., increased its investment in Source, eventually coming to own approximately 48% of Source.[24]

•	In October 2008, Greg Mays, a Yucaipa-appointed director of Source, replaced Michael Duckworth as Source’s Chairman and CEO.[25]

•

In April 2009, Source filed for bankruptcy,[26] citing a heavy debt load, which was reported to have resulted primarily from the 2007 Primedia acquisition.[27] All of the equity interests of Source’s pre-bankruptcy equityholders (including Yucaipa) and all claims of senior noteholders were extinguished when Source emerged from bankruptcy in June 2009.[28]

Criticism from Stockholders and Partners

•

In December 2006, a long-time Source stockholder, Jon Ledecky, issued a public statement calling on Burkle to “do what’s right for all shareholders and not just in Yucaipa’s self interest” and stating that Burkle has “taken complete control over Source Interlink’s affairs without paying a control premium for the Company.”[29] Ledecky stated that: “It is an outrage that Ron Burkle and Yucaipa brazenly maneuvered to permanently eliminate the seats of several independent directors without shareholder approval, and in so doing, consolidate control of the Board in Yucaipa and its allies.”[30] Ledecky also asserted that, in addition to Yucaipa’s five board appointees, Burkle was closely aligned with Source director Ariel Emmanuel.[31] Ledecky suggested that Source improve its corporate governance and increase the number of independent directors on its board.[32] Ledecky also made a stockholder proposal to include in Source’s proxy statement a resolution requiring that Source pay a $5/share dividend in order to return value to Source’s stockholders.[33] Source postponed its January 2007 annual meeting to seek SEC guidance on whether Ledecky’s proposal could be excluded from its proxy statement,[34] causing NASDAQ to threaten to de-list Source for failure to timely hold its annual meeting.[35] Ultimately, Source held its annual meeting in March 2007 and excluded Ledecky’s proposal from Source’s proxy statement.[36]

•

In 2007, former mayor of Los Angeles Richard Riordan sued Burkle over Riordan’s $5 million failed investment in Associates, alleging that Burkle benefited himself to the detriment of other Associates investors and did not let Riordan out of the deal.[37] Riordan also alleged that Burkle took improper fees in connection with the investment.[38] This lawsuit was reportedly settled soon after it was filed when Burkle bought out Riordan’s interest.[39]

Pathmark Stores, Inc. and The Great Atlantic & Pacific Tea Company, Inc.

Investment Timeline

•

In 2005, Yucaipa acquired 40% of the outstanding stock of Pathmark Stores, Inc. (Pathmark) through a private placement, as well as warrants to purchase additional Pathmark stock.[40] In connection with this investment, Yucaipa received the right to nominate five of the 11 directors on Pathmark’s board and to veto certain corporate actions by Pathmark, including mergers, consolidations and significant acquisitions and certain sales of securities or assets.[41] Yucaipa also entered into a management services contract with Pathmark that provided for payments of $3 million per year.[42]

•

Burkle thereafter began exploring alternatives for increasing the value of Yucaipa’s investment in Pathmark, including reaching out to The Great Atlantic & Pacific Tea Company, Inc. (A&P) regarding a potential combination of Pathmark and A&P.[43]

•

In 2007, A&P acquired Pathmark in a stock and cash transaction pursuant to which Yucaipa came to own 5.3% of A&P.[44] In connection with the merger, Yucaipa’s Pathmark warrants were amended to permit the exchange of those warrants for warrants to purchase A&P stock.[45] A&P disclosed that the A&P warrants Yucaipa received could enable Yucaipa to participate in the future earnings, growth and appreciation in value of A&P to a greater extent than the cash and A&P stock received by other Pathmark stockholders.[46] Yucaipa received an advisory fee from Pathmark equal to 1.0% of the transaction value.[47] Yucaipa also received $10 million upon the termination of its management consulting services contract with Pathmark.[48]

•

In 2009, Yucaipa made an additional $115 million investment in A&P in exchange for voting convertible preferred stock that, upon conversion, would result in Yucaipa owning approximately 27.5% of A&P.[49] Subject to the obligation until August 4, 2012 to vote in the same proportion as A&P’s public stockholders with respect to the election of directors, Yucaipa is entitled to vote in its discretion the convertible preferred stock on an as-converted basis.[50]

•

A&P’s stock price declined from approximately $30 per share on the date of the closing of the Pathmark acquisition[51] to $5.33 per share on the date that Yucaipa’s 2009 investment in A&P was announced.[52] On September 9, 2010, A&P shares closed at $3.21 per share, a stock price decline of approximately 40% since Yucaipa first nominated directors to the A&P board in 2009. [53]

Influence on the Company

•

Greg Mays was appointed by Yucaipa to the Pathmark board prior to A&P’s acquisition of Pathmark.[54] Mays became an A&P director pursuant to the merger agreement between A&P and Pathmark and is still on A&P’s board.[55]

•

Pursuant to the terms of its 2009 equity investment in A&P, Yucaipa was granted the right to nominate two of the 11 directors on A&P’s board.[56] Currently, Yucaipa has nominated two directors in addition to Greg Mays, who was already on the A&P board at the time of Yucaipa’s 2009 investment.[57] In addition, certain actions by A&P, including certain business combinations exceeding $50 million and certain changes to A&P’s charter, by-laws and corporate governance policies, must be approved by Yucaipa.[58] At least one Yucaipa-nominated director must approve certain other A&P actions, including acquisitions or dispositions of assets exceeding $50 million and any declaration of dividends on A&P’s common stock.[59] Pursuant to a stockholder agreement between Yucaipa and A&P, until August 4, 2012, Yucaipa is required to vote for the board’s other nominees for director in the same proportion as A&P’s public stockholders.[60]

•

Tengelmann Warenhandelsgesellschaft KG (Tengelmann), which also made an equity investment in A&P in 2009 and owns approximately 42% of A&P, [61] has the right to nominate up to four of the 11 directors on A&P’s board and has similar veto rights to those of Yucaipa.[62]

•

Aletheia Research & Management, Inc. (Aletheia) began investing in A&P through open-market transactions in 2009,[63] and by June 30, 2010 owned 28.2% of A&P’s common stock.[64] Currently, Aletheia and Yucaipa together control approximately 44.9% of A&P’s common stock (on a fully converted basis).[65] A&P does not have a stockholder rights plan in place.

•

Frederic Brace, a Yucaipa appointee to A&P’s board, was recently named A&P’s Chief Administrative Officer.[66] Additionally, several former executives of a former Yucaipa portfolio company have joined A&P’s management.[67] A&P’s President and CEO Sam Martin, EVP of Operations Paul Hertz and SVP of Human Resources & Communications Carter Knox each worked for Fred Meyer, Inc. (Fred Meyer), a company that was owned by Yucaipa before Yucaipa sold it to The Kroger Co. (Kroger) in 1999.[68] Martin and Hertz also were hired by Wild Oats Markets, Inc. (Wild Oats) after Yucaipa invested in Wild Oats in 2005.[69]

Related Party Transactions

•	During A&P’s fiscal 2009, A&P purchased $4.7 million in store fixtures from Source.[70] A&P director Greg Mays was then Chairman and CEO of Source.[71]

•	In November 2009, A&P entered into grocery retailing consulting agreements with four Yucaipa employees each worth $500,000 per year.[72]

Kmart Corporation and Fleming Companies, Inc.

•

In November 2000, Burkle began buying shares of Kmart Corporation (Kmart)[73] and eventually came to jointly own with another investor group 6.8% of Kmart’s outstanding stock.[74] Stephen Bollenbach was on the Kmart board in 2000[75] and was chairman of the board’s Finance Committee.[76]

•	In February 2001, Burkle invested $50 million in Fleming Companies, Inc. (Fleming) in exchange for approximately

8.7%77 of its outstanding stock and a warrant to purchase additional shares of Fleming stock.78

•	Also in February 2001, Kmart (as part of a superstore initiative that was reported to have been encouraged by Burkle79 ) reached a 10-year, $4.5 billion food supply agreement with Fleming.[80]

•	In December 2001, Burkle sold his entire stake in Fleming at a profit estimated by the press to be at least $25 million.[81]

•	Kmart filed for bankruptcy in January 2002.[82] Burkle claims that he purchased downside protection on his Kmart stock and did not lose on his investment.[83]

•	Fleming filed for bankruptcy in April 2003.[84]

Simon Worldwide, Inc.

•

In 1999, Burkle invested in Cyrk, Inc. (Cyrk)* through a warrant and convertible preferred stock that, if fully exercised and converted, as applicable, would result in Burkle owning 22.3% of Cyrk.[85] In connection with the investment, Burkle received the right to appoint three of seven directors on Cyrk’s board, including the Chairman, and a management consulting contract worth $500,000 per year.[86] Burkle designated himself as Chairman and Richard Wolpert and George Golleher as Cyrk directors.[87] Under the management consulting agreement, Yucaipa was entitled to fees equal to 1% of the purchase price of any acquisition or disposition transaction involving Cyrk.[88] Yucaipa began evaluating strategic transactions for Cyrk in mid-2000.[89] Following a divestiture of a major business in 2001, Cyrk changed its name to Simon Worldwide, Inc. (Simon).[90]

•

In June 2001, long-time co-CEO Patrick Brady, CFO Dominic Mammola and EVP Ted Axelrod resigned from their positions at Simon.[91] Brady received an exit package worth at least $3.2 million in exchange for his resignation.[92]

•

Later in 2001, Simon was devastated by a scandal involving its administration of McDonalds’ Monopoly and Who Wants to be a Millionaire? promotions.[93] The Simon security official responsible for placing winning prize pieces in circulation was charged with fraud and convicted for misappropriating substantial prizes.[94] McDonalds immediately terminated its relationship with Simon.[95] Another major Simon client, Phillip Morris, soon did the same.[96] McDonalds and Phillip Morris accounted for over 80% of Simon’s net sales in fiscal 2001.[97] Simon also settled lawsuits brought by McDonalds and a class of consumers in connection with the scandal.[98] Simon was de-listed from NASDAQ in May 2002 due to insufficient assets and shareholder equity.[99]

•

In the wake of the McDonalds scandal, on August 24, 2001, Burkle resigned as Chairman of Simon, along with Simon director Erika Paulson, because of a conflict of interest stemming from Burkle’s and Paulson’s service on the board of Golden State Foods Corporation, a major supplier of McDonalds products.100

*	Burkle invested in Cyrk through non-Yucaipa vehicles named OA3, LLC, Multi-Accounts, LLC and Overseas Toys, L.P.

•	In 2006, Burkle again designated Erika Paulson, as well as Greg Mays and Ira Tochner, as directors to Simon’s board in order to evaluate strategic transactions for the company.101

•

In 2008, Simon stockholders approved a recapitalization of the company that resulted in Burkle-related entities owning 70% of Simon’s common stock.102 Simon described one of the potential benefits of the recapitalization as improving the perception of Simon as a viable counterparty in a business combination.103 Stockholders also approved a plan to liquidate the company if it did not enter into a business combination agreement by December 31, 2010.104 Simon is no longer an operating business but continues to evaluate potential transactions.105

Wild Oats Markets, Inc. and Whole Foods Markets, Inc.

•

In 2005, Yucaipa began buying shares of Wild Oats.106 After Wild Oats amended its Rights Plan in March 2006 in order to allow Yucaipa to acquire up to 20% of the company,107 Yucaipa came to own approximately 17% of Wild Oats by August 2006.108

•	Aletheia began investing in Wild Oats in late 2006109 and owned over 6% of Wild Oats by February 2007. 110

•

In July 2006, Greg Mays was elected to the board of Wild Oats and became its non-executive Chairman.111 In October 2006, the CEO of Wild Oats resigned (amid reports of Yucaipa’s increasing influence at the company),112 and Mays was appointed as the acting CEO.113

•

In late 2006, while Mays served as CEO and Chairman of Wild Oats, Whole Foods Markets, Inc. (Whole Foods) approached Wild Oats about a potential business combination.114 In August 2007, Whole Foods acquired Wild Oats for $18.50 per share in cash.115 Yucaipa was reported to have made a profit of approximately $40 million on its investment in Wild Oats.116

•	Beginning in November 2008, Yucaipa built a 7% stake in Whole Foods,117 but had unwound his position by late December 2009.118

•	In late 2008, Aletheia also began investing in Whole Foods,119 acquiring a 5.3% stake in Whole Foods by February 2009.120 Aletheia also had unwound its position in Whole Foods by late 2009.121

Allied Systems Holdings, Inc.

•

Allied Systems Holdings, Inc. (Allied) was in bankruptcy from July 2005 until it emerged in May 2007, during which time Yucaipa bought $100 million in Allied debt and became Allied’s largest unsecured creditor.122 Pursuant to Allied’s plan of reorganization, Yucaipa owned approximately 67% of Allied upon its emergence from bankruptcy.123

•

Pursuant to Allied’s 2007 plan of reorganization, Yucaipa was entitled to designate four of the five directors on Allied’s board, including the Chief Executive Officer, subject to acceptance by the other parties to the plan.124 The remaining director, who was appointed by the creditors committee, had to be acceptable to Yucaipa.125 Yucaipa also entered into a consulting agreement with Allied worth a minimum of $1.5 million per year that provided that Yucaipa would act as an advisor for certain business combination transactions and receive a fee of 1.0% of the value of any such transaction.126

•

During its bankruptcy, Allied, which had a significant number of employees that were International Brotherhood of Teamsters (IBT) union members, allowed Yucaipa to take part in its reorganization negotiations with IBT concerning concessions that were included in Allied’s plan of reorganization.127 An Allied stockholder sued Burkle and IBT under the Racketeer Influenced and Corrupt Organizations Act (RICO), alleging that the two conspired to manipulate the bankruptcy process to the detriment of other stakeholders.128 The lawsuit was later voluntarily dismissed.129

Aloha Airlines

•	In 2006, Yucaipa acquired a majority stake in Aloha Airlines, Inc. (Aloha) for $43.25 million in cash pursuant to a bankruptcy court approved plan of reorganization.130

•	Pursuant to the plan of reorganization, Yucaipa partners Erika Paulson, Steve Mortensen, Ira Tochner, Scott Stedman and Richard D’Abo were designated to hold five of the nine Aloha board seats.131

•

On March 20, 2008, Aloha filed a second Chapter 11 bankruptcy in three years, citing as the cause escalating oil costs and intense competition. 132 Ten days later Aloha ceased passenger flights.133 Aloha’s bankruptcy was subsequently converted to Chapter 7 and the company was liquidated.134

FiberTech Polymers, Inc.

•

On July 20, 2010, the minority shareholders of FiberTech Polymers, Inc. (FiberTech) filed a Complaint against Yucaipa, Burkle and others in a California court (the FiberTech Complaint).135 The FiberTech Complaint states that, in April 2005, Yucaipa invested $10.5 million in FiberTech in exchange for common stock and warrants that, when exercised, resulted in Yucaipa owning over 50% of FiberTech.136 FiberTech filed for bankruptcy in October 2008.137 The FiberTech Complaint alleges that, in a bankruptcy sale soon thereafter, Yucaipa and its co-investor purchased all of the valuable assets of FiberTech at an inadequate price and left FiberTech as a shell entity.138

•

The FiberTech Complaint alleges that Yucaipa, together with a co-investor, took control of FiberTech, conspired to exclude FiberTech’s minority shareholders and eventually acquired all of FiberTech’s valuable assets for inadequate consideration, leaving FiberTech’s minority shareholders with worthless shares.139 The FiberTech Complaint also alleges that Yucaipa replaced FiberTech’s CEO with an under-qualified Yucaipa employee, withheld information about FiberTech from minority shareholders, obstructed third-party offers to buy the company, attempted to falsify FiberTech’s books (resulting in the resignation of FiberTech’s outside auditor), refused to allow minority shareholders to participate pro rata in capital investment along with Yucaipa and terminated 90% of FiberTech’s employees.140

II. Burkle’s Public Company Board Experience

KB Home

•

Burkle was a director of KB Home between 1995 and April 2010, during which time he served on the Personnel, Compensation and Stock Plan Committee (1995–2000), Audit and Compliance Committee (2001–2008) and Nominating and Governance Committee (2001–2010).141

•

The SEC investigated KB Home’s stock option grant practices between 1999 and 2005, leading to a restatement of the company’s financials in January 2007142 and a fraud conviction of former Chairman and CEO Bruce Karatz.143 Stephen Bollenbach succeeded Karatz as Chairman.144

•	KB Home was the focus of regulatory investigations and lawsuits during Burkle’s tenure as a director, involving, among other things, improper mortgage lending.145

•	In October 2009, KB Home announced it was under investigation by the SEC in connection with its accounting and disclosure practices.146

•	Burkle received withhold votes from 15.3% of KB Home stockholders voting in the 2007 director elections.147

Yahoo! Inc.

•

Burkle was a director of Yahoo! Inc. (Yahoo) between 2001 and June 2010, during which time he served on the Nominating and Corporate Governance Committee (2002–2006), Compensation Committee (2005–2010) and Transactions Committee (2008).148

•

Burkle and the other members of the Yahoo Compensation Committee were criticized for pay packages awarded to Yahoo’s former CEO (Terry Semel), current CEO (Carol Bartz) and board members.149 During his time at Yahoo, Terry Semel was reported to be one of the highest paid CEOs in the country, earning a reported $450 million in six years.150 Carol Bartz earned $47 million in 2009.151 Yahoo board members each received approximately $600,000 in fiscal 2006 and just under $500,000 in fiscal 2007 for their service as directors.152 The members of the Compensation Committee were criticized by Yahoo’s stockholders and proxy advisory firms and, following recommendations for withhold votes from ISS, Glass Lewis & Co. and Proxy Governance,153 Burkle received withhold votes from 37.9% of Yahoo stockholders voting in the 2008 director elections.154

•

In 2007 and 2008, Yahoo rejected multiple offers by Microsoft Corporation (Microsoft) to acquire Yahoo at a substantial premium over Yahoo’s pre-offer share price.155 The Yahoo board was criticized for rejecting Microsoft’s offers156 and was subject to a class action lawsuit alleging breach of fiduciary duty.157 Yahoo’s stock is now worth approximately 41% of Microsoft’s 2008 $33 per share offer.158 The Wall Street Journal reported that Burkle was among the most influential and involved decision-makers in Yahoo’s battle with Microsoft.159

Occidental Petroleum Corporation

•

Burkle was a director of Occidental Petroleum Corporation (Occidental) between 1999 and May 2010, during which time he served on the Executive Compensation and Human Resources Committee (1999–2006) and Dividend Committee (2007– 2010).160

•

The compensation of Occidental CEO Ray R. Irani has been criticized.161 Irani earned $55.6 million in 2006 (Burkle’s last year on the Compensation Committee), which, according to The Wall Street Journal, made Irani the highest paid CEO in the U.S. oil industry.162 Irani has reportedly received $857 million in compensation in the last decade.163 Burkle received $428,500 for his service as a director in 2009.164 Unhappy over Occidental’s compensation practices, Occidental stockholders Relational Investors LLC and the California State Teachers’ Retirement System have stated their intention to nominate competing nominees to replace four of Occidental’s 13 board members at Occidental’s 2011 annual meeting.165

•	Irani served on the board of KB Home with Burkle between 1995 and 2007 and with Bollenbach between April and November 2007.166

Simon

•	Burkle served on the board of Simon between 1999 and 2001, resigning in the wake of the McDonalds scandal.167 Simon has since been de-listed168 and is no longer an operating business.169

Director Overlaps with Stephen Bollenbach and Michael McQuary

•	Burkle and Bollenbach served together on the board of KB Home, where Bollenbach is Chairman, until April 2010.170

•	McQuary would have joined the board of Liquid Audio as a Yucaipa director upon the merger of AEC and Liquid Audio in 2002, had the merger been consummated.171

III. Litigation

Burkle has been continuously enmeshed in litigation which is a matter of public record with numerous parties, including, among others, business partners, investors and competitors.

Associates

•

In 2007, former mayor of Los Angeles Richard Riordan sued Burkle over Riordan’s $5 million failed investment in Associates (the Yucaipa entity that invested in AEC), alleging that Burkle benefited himself to the detriment of other Associates investors and did not let Riordan out of the deal.172 Riordan also alleged that Burkle took improper fees.173 The lawsuit was reportedly settled soon after it was filed when Burkle bought out Riordan’s interest.174

Safeway Inc.

•

Beginning in 2002, four years after Yucaipa sold Dominick’s Supermarkets, Inc. (Dominick’s) to Safeway Inc. (Safeway), Safeway attempted to resell Dominick’s.175 Yucaipa reportedly sued Safeway, alleging that Safeway refused to seriously consider selling Dominick’s back to Yucaipa at what was reported to be a fraction of the price Safeway paid Yucaipa for Dominick’s in 1998.176

•

Safeway reportedly counterclaimed against Yucaipa for breach of contract, fraud and intentional interference with Safeway’s efforts to sell Dominick’s.177 Safeway’s efforts to sell Dominick’s were abandoned in late 2003.178

Yahoo

•

In 2008, Burkle and the other members of Yahoo’s board were sued in a class action lawsuit for breach of fiduciary duty in connection with their actions in response to Microsoft’s acquisition proposals.179 The lawsuit was settled after Yahoo agreed to make changes to the change in control severance plan it adopted for its employees in response to Microsoft’s offers.180

•

In 2008, Burkle was sued in his capacity as a Yahoo director in a derivative action claiming that Yahoo’s directors breached their fiduciary duties in connection with the disclosure by Yahoo to the Chinese government of internet user information about two Chinese dissidents.181 Following an internal investigation, Yahoo filed a motion to dismiss that was granted in 2010.182

Almac’s Inc.

•

After Yucaipa sold a majority interest in Almac’s Inc. (Almac’s) to Leonard Green & Partners in 1991 and Almac’s filed for bankruptcy in 1993, Yucaipa was named as a defendant in the bankruptcy proceedings. The trustee claimed that the $59 million paid by Almac’s in connection with the 1991 leveraged buyout, including the $44 million paid by Almac’s to Yucaipa, constituted a fraudulent transfer.183 In addition, the trustee also sued Ron Burkle, Joe Burkle and Mark Resnik (each a former Almac’s director), alleging that they breached their fiduciary duties to Almac’s under Delaware law by participating in the buyout.184 The fiduciary duty claim was dismissed as part of the bankruptcy case185 and the fraudulent conveyance claim was later settled.186

Smith’s Food and Drug Centers, Inc.

•

Yucaipa acquired a minority interest in supermarket chain Smith’s Food and Drug Centers, Inc. (Smith’s) in 1996 through a merger and self-tender offer recapitalization of Smith’s.187 Burkle was named as a defendant in a lawsuit in which a Smith’s stockholder challenged the self-tender offer made by the Smith’s board, alleging that it improperly impaired the company’s capital.188 The plaintiff’s claims were dismissed.189 Fred Meyer later acquired Smith’s before Yucaipa sold Fred Meyer to Kroger.190

Michael Ovitz

•

In 2005, Burkle reportedly sued Michael Ovitz, the former President of The Walt Disney Company, claiming that the two had an oral partnership agreement to share profits and losses on online ventures.191 After years of litigation, it was reported that Burkle’s claims were dismissed and Ovitz’s counterclaims were settled.192

FiberTech

•

In July 2010, Yucaipa and Burkle were named as defendants in a lawsuit brought by the minority shareholders of FiberTech Polymers, Inc. (FiberTech). The minority shareholders claimed that Yucaipa and a co-investor took control of FiberTech following a 2005 equity investment by Yucaipa, conspired to exclude the minority shareholders and misappropriated FiberTech’s assets for Yucaipa’s and its co-investor’s benefit.193 Yucaipa and its co-investor purchased all of FiberTech’s assets after FiberTech filed for bankruptcy in October 2008.194

Other Litigation

•	There are numerous other lawsuits in which Burkle has been involved that are part of the public record.

IV. Other Information

CalPERS’ and New York Pension Funds’ Investments in Yucaipa

•

Burkle’s acceptance of investments from the CalPERS pension funds has been questioned in articles in the San Francisco Chronicle and the Orange County Register (the OC Register).195 The articles questioned the propriety of Burkle’s significant donations to and fundraising for former California Governor Gray Davis, who controlled four appointments to the CalPERS board, and former CalPERS board member and state Treasurer Phil Angelides. 196 In addition, in 2001, former Governor Davis’ wife joined the board of a Yucaipa portfolio company, Golden State Foods Corporation,197 and, after he left office, former Governor Davis was appointed by Yucaipa to the board of Source in 2005.198 The articles also questioned Burkle’s close ties to former San Francisco Mayor Willie Brown, who was Burkle’s former lawyer and later a CalPERS board member,199 and former CalPERS President Sean Harrigan, who Burkle met through the United Food and Commercial Workers Union.200 CalPERS has committed $950 million to Yucaipa funds since 2001.201 Yucaipa has also been criticized for reportedly receiving a fee of $8.9 million to manage a $50 million CalPERS investment, which allegedly is 17 times higher than the fees mutual funds charge CalPERS, according to the OC Register.202

•

In May 2010, the California Attorney General’s Office brought a civil lawsuit against placement agent and former CalPERS board member Alfred Villalobos and former CalPERS Chief Executive Fred Buenrostro, alleging fraud in connection with the receipt of commissions from CalPERS.203 Involvement in the matter prompted the recent resignation of CalPERS Senior Investment Officer Leon Shahinian,204 who also has been questioned about his ties to former Yucaipa manager Darius Anderson.205

•

In May 2009, two former Yucaipa managers, Darius Anderson206 and Daniel Weinstein,207 were subpoenaed in an investigation by the California Attorney General’s Office into improper influence at CalPERS.208 Mr. Anderson and Mr. Weinstein’s firm Wetherly Capital Group also entered into settlement agreements with the New York Attorney General’s Office in 2010 in connection with similar allegations. Under the settlements, Anderson and his lobbying firm Platinum Advisors reportedly paid $500,000 to the State of New York209 and Wetherly Capital Group reportedly returned $1,000,000 to the New York State Common Retirement Fund.210

•

Former Deputy Comptroller for New York City pension funds Horatio Sparkes joined Yucaipa in 2006.211 The New York Post reported that city pension funds committed $360 million to Yucaipa funds in 2008 and Yucaipa received at least $9.5 million in fees.212 Although the pension funds had previously invested smaller amounts with Yucaipa, “watchdogs” told the New York Post that the 2008 investments “reek of preferential treatment”.213

Supporting Notes

1	“The Yucaipa Companies Acquires Alliance Entertainment Corp.”, Business Wire (April 28, 1999); Form S-4 Registration Statement, filed by Source with the SEC on December 27, 2004 (page F-19).

2	Current Report on Form 8-K, filed by Liquid Audio with the SEC on June 13, 2002; Current Report on Form 8-K, filed by Liquid Audio with the SEC on July 18, 2002.

3	Terms: Current Report on Form 8-K, filed by Liquid Audio with the SEC on July 18, 2002. Termination of Agreement: Current Report on Form 8-K, filed by Liquid Audio with the SEC on November 12, 2002. Stockholder Statement: Definitive Proxy Statement on Schedule 14A, filed by MM Companies, Inc. with the SEC on September 6, 2002.

4	Consummation of Merger: Current Report on Form 8-K, filed by Source with the SEC on March 4, 2005; “Source Interlink Announces Completion of Merger with Alliance Entertainment”, press release issued by Source (March 1, 2005). Yucaipa Negotiations: Amendment No. 1 to Form S-4 Registration Statement, filed by Source with the SEC on January 18, 2005 (pp. 36-39).

5	Current Report on Form 8-K, filed by Source with the SEC on March 4, 2005; Schedule 13D/A filed by, among others, Associates and Burkle on March 8, 2005.

6	Amendment No. 1 to Form S-4 Registration Statement, filed by Source with the SEC on January 18, 2005 (pp. 5-6).

7	Current Report on Form 8-K, filed by Source with the SEC on November 24, 2004.

8	Since 1988, Greg Mays has been associated with the following Yucaipa-affiliated entities: Cala Foods Inc., Almac’s Inc., Food 4 Less Supermarkets, Inc., Source, Simon Worldwide, Inc., Wild Oats Markets, Inc. and Pathmark Stores, Inc. Annual Report on Form 10-K, filed by Food 4 Less Supermarkets, Inc. with the SEC on September 23, 1994 (p. 21); Current Report on Form 8-K, filed by Source with the SEC on March 4, 2005; Current Report on Form 8-K, filed by Wild Oats with the SEC on July 17, 2006; Definitive Proxy Statement on Schedule 14A, filed by Pathmark Stores, Inc. with the SEC on May 6, 2005.

9	Current Report on Form 8-K, filed by Source with the SEC on March 4, 2005.

10	Annual Report on Form 10-K, filed by Source with the SEC on April 17, 2006 (p. F-31); see Schedule 13D/A, filed by, among others, Associates and Burkle on March 3, 2006; “Distributions Giant Source Interlink Being Shopped; Announces Q1 Earnings”, Book Standard (June 8, 2006).

11	Annual Report on Form 10-K, filed by Source with the SEC on April 17, 2006 (p. F-31); Schedule 13D/A, filed by, among others, Associates and Burkle on March 3, 2006; Current Report on Form 8-K, filed by Source on March 4, 2005 (see Exhibit 10.60); Definitive Proxy Statement on Schedule 14A, filed by Source with the SEC on October 25, 2007.

12	Annual Report on Form 10-K/A, filed by Source with the SEC on May 30, 2008 (p. 5).

13	Annual Report on Form 10-K, filed by Source with the SEC on April 17, 2006 (p. F-31); Annual Report on Form 10-K/A, filed by Source with the SEC on May 30, 2008 (p. 5).

14	Current Report on Form 8-K, filed by Source with the SEC on November 13, 2006; Schedule 13D/A filed by, among others, Associates and Burkle on November 14, 2006.

15	Current Report on Form 8-K, filed by Source with the SEC on November 13, 2006; “Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

16	Schedule 13D/A, filed by, among others, Associates and Burkle on March 8, 2005.

17	Current Report on Form 8-K, filed by Source with the SEC on November 30, 2006; “Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

18	“Source Interlink Schedules Annual Meeting of Stockholders; Company to Reduce Size of Board of Directors”, press release (November 30, 2006), filed as Exhibit 99.1 to the Current Report on Form 8-K, filed by Source with the SEC on November 30, 2006.

19	“Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

20	Current Report on Form 8-K, filed by Source with the SEC on August 7, 2007.

21	Current Report on Form 8-K, filed by Source with the SEC on May 16, 2007; Schedule 13D/A, filed by, among others, Associates and Burkle on May 16, 2007.

22	“Source Interlink Companies to Acquire Primedia’s Enthusiast Media Segment”, press release (May 14, 2007), filed as Exhibit 99.1 to the Current Report on Form 8-K, filed by Source with the SEC on May 16, 2007; Definitive Proxy Statement on Schedule 14A, filed by Source with the SEC on October 25, 2007 (pp. 35-36).

23	Definitive Proxy Statement on Schedule 14A, filed by Source with the SEC on October 25, 2007 (pp. 35-36). Listed as $12.7 million in the Annual Report on Form 10-K/A, filed by Source with the SEC on May 30, 2008.

24	Schedule 13D/A, filed by, among others, Associates and Burkle on September 17, 2008. See also: Schedule 13D/As filed by the same persons on June 11, 2008; June 16, 2008; July 3, 2008; July 9, 2008; and July 22, 2008.

25	Current Report on Form 8-K, filed by Source with the SEC on October 24, 2008; Annual Report on Form 10-K/A, filed by Source with the SEC on May 30, 2008. Original Yucaipa designee in AEC transaction: Current Report on Form 8-K, filed by Source with the SEC on March 4, 2005.

26	Current Report on Form 8-K, filed by Source with the SEC on May 1, 2009; “Source Interlink Companies, Inc. Goes Private - Eliminates Approximately $1 Billion in debt in Restructuring Agreement with Lenders”, press release issued by Source (April 28, 2009).

27	“Source Interlink Files for Bankruptcy, Will Privatize”, Bloomberg (April 28, 2009); “The Bankruptcy Files: Source Interlink, Opus South, Asyst, and Ugobe”, The AmLaw Daily (April 29, 2009).

28	Current Report on Form 8-K, filed by Source with the SEC on June 19, 2009.

29	“Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

30	“Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

31	“Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

32	“Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

33	“Long-Time Shareholder Jon Ledecky Files Proxy Proposals and Challenges Yucaipa’s Ron Burkle to ‘Do What’s Right for All Shareholders’ at Source Interlink”, Business Wire (December 11, 2006).

34	“Source Interlink Postpones Fiscal 2006 Annual Meeting of Stockholders”, press release (December 22, 2006), filed as Exhibit 99.1 to the Current Report on Form 8-K, filed by Source with the SEC on December 22, 2006.

35	Current Report on Form 8-K, filed by Source with the SEC on February 6, 2007.

36	Definitive Proxy Statement on Schedule 14A, filed by Source with the SEC on February 21, 2007; SEC No-Action Letter, WSB File No. 0116200702 (January 5, 2007).

37	Riordan Complaint, filed in the Superior Court of the State of California, County of Los Angeles on September 6, 2007; “Burkle-Riordan accord reported”, Los Angeles Times (September 8, 2007).

38	Riordan Complaint, filed in the Superior Court of the State of California, County of Los Angeles on September 6, 2007; “Burkle-Riordan accord reported”, Los Angeles Times (September 8, 2007).

39	“Burkle-Riordan accord reported”, Los Angeles Times (September 8, 2007).

40	Current Report on Form 8-K, filed by Pathmark with the SEC on March 24, 2005; Current Report on Form 8-K, filed by Pathmark with the SEC on March 28, 2005; Schedule 13D, filed by, among others, Burkle on June 20, 2005.

41	Current Report on Form 8-K, filed by Pathmark with the SEC on March 24, 2005; Current Report on Form 8-K, filed by Pathmark with the SEC on March 28, 2005; Schedule 13D, filed by, among others, Burkle on June 20, 2005.

42	Current Report on Form 8-K, filed by Pathmark with the SEC on March 28, 2005; Schedule 13D, filed by, among others, Burkle on June 20, 2005.

43	Amendment No. 4 to Form S-4 Registration Statement filed by A&P with the SEC on October 9, 2007 (p. 42); Definitive Proxy Statement on Schedule 14A, filed by Pathmark with the SEC on October 10, 2007 (p. 42).

44	Current Report on Form 8-K, filed by A&P with the SEC on December 4, 2007; Schedule 13G, filed by, among others, Burkle on December 13, 2007.

45	Amendment No. 4 to Form S-4 Registration Statement, filed by A&P with the SEC on October 9, 2007 (pp. 94, 172-173); Definitive Proxy Statement on Schedule 14A, filed by Pathmark with the SEC on October 10, 2007 (pp. 94, 172-173).

46	Amendment No. 4 to Form S-4 Registration Statement, filed by A&P with the SEC on October 9, 2007 (p. 94); Definitive Proxy Statement on Schedule 14A, filed by Pathmark with the SEC on October 10, 2007 (p. 94).

47	Amendment No. 4 to Form S-4 Registration Statement, filed by A&P with the SEC on October 9, 2007 (pp. 93-94); Definitive Proxy Statement on Schedule 14A, filed by Pathmark with the SEC on October 10, 2007 (pp. 93-94).

48	Amendment No. 4 to Form S-4 Registration Statement, filed by A&P with the SEC on October 9, 2007 (pp. 93-94); Definitive Proxy Statement on Schedule 14A, filed by Pathmark with the SEC on October 10, 2007 (pp. 93-94).

49	Schedule 13D, filed by, among others, Burkle on August 12, 2009 (pp. 15-17); Current Report on Form 8-K, filed by A&P with the SEC on August 5, 2009; Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on November 13, 2009 (p. 11).

50	Schedule 13D/A, filed by, among others, Burkle on January 22, 2010 (p. 17-18).

51	GAP closed at $30.09 on December 3, 2007, Yahoo! Finance, historical prices.

52	GAP closed at $5.33 on July 23, 2009, Yahoo! Finance, historical prices.

53	GAP closed at $3.21 on September 9, 2010, Yahoo! Finance, historical prices.

54	Definitive Proxy Statement on Schedule 14A, filed by Pathmark with the SEC on May 6, 2005; Current Report on Form 8-K, filed by Pathmark with the SEC on June 15, 2005.

55	Current Report on Form 8-K, filed by A&P with the SEC on December 4, 2007. Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010; Current Report on Form 8-K, filed by A&P with the SEC on July 20, 2010.

56	Schedule 13D/A, filed by, among others, Burkle on January 22, 2010 (p. 18).

57	Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010 (pp. 7, 9); Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on May 29, 2009 (p. 6).

58	Schedule 13D/A, filed by, among others, Burkle on January 22, 2010 (p. 19).

59	Schedule 13D/A, filed by, among others, Burkle on January 22, 2010 (p. 19).

60	Schedule 13D/A, filed by, among others, Burkle on January 22, 2010 (p. 18).

61	Tengelmann would own 39.4% of A&P after the conversion of its and Yucaipa’s convertible preferred stock. Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010 (p. 10); Schedule 13D/A filed by Tengelmann on June 10, 2010.

62	Schedule 13D/A, filed by Tengelmann on June 10, 2010 (p. 11), Current Report on Form 8-K, filed by A&P with the SEC on August 5, 2009; Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010 (pp. 22-23).

63	Schedule 13D, filed by Aletheia on December 22, 2009.

64	Based on 15,833,429 shares of A&P stock held by Aletheia as of June 30, 2010, as disclosed on Form 13F-HR, filed by Aletheia with the SEC on August 16, 2010, and 56,168,776 shares of A&P stock outstanding as of July 26, 2010, as disclosed on the Quarterly Report on Form 10-Q for the quarter ended June 19, 2010, filed by A&P with the SEC on July 29, 2010.

65	Based on Yucaipa’s 27.5% ownership of A&P common stock, on a fully converted basis, and the 17.4% ownership of A&P common stock that Aletheia would have upon the conversion of Tengelmann’s and Yucaipa’s warrants. See Schedule 13D/A, filed by, among others, Burkle on January 22, 2010; Form 13F-HR, filed by Aletheia with the SEC on August 19, 2010; Quarterly Report on Form 10-Q for the quarter ended June 19, 2010, filed by A&P with the SEC on July 29, 2010l; Schedule 13D/A filed by Tengelmann on June 10, 2010.

66	Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010 (p. 9); “The Great Atlantic & Pacific Tea Company, Inc. Announces Appointment of Frederic F. Brace as Chief Administrative Officer”, press release issued by A&P (August 20, 2010).

67	“The Board of Directors of Great Atlantic & Pacific Tea Company, Inc. Appoints Sam Martin President and CEO”, press release issued by A&P (July 23, 2010); “The Great Atlantic & Pacific Tea Company, Inc. Announces Appointment of Paul Hertz as Executive Vice President, Operations”, press release issued by A&P (August 18, 2010); “The Great Atlantic & Pacific Tea Company, Inc. Announces Appointment of Carter Knox as Senior Vice President, Human Resources & Communications”, press release issued by A&P (August 19, 2010).

68	Current Report on Form-8-K, filed by Kroger with the SEC on May 28, 1999.

69	Martin: Current Report on Form 8-K, filed by Wild Oats with the SEC on January 9, 2006. Hertz: Current Report on Form 8-K, filed by A&P with the SEC on August 20, 2010.

70	Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010 (p. 22).

71	Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010 (p. 7).

72	Definitive Proxy Statement on Schedule 14A, filed by A&P with the SEC on June 4, 2010 (p. 23).

73	Schedule 13D, filed by, among others, Burkle on January 16, 2001.

74	Schedule 13D/A, filed by, among others, Burkle on September 26, 2001.

75	See “Kmart Corporation Elects Stephen F. Bollenbach to Board of Directors”, PRNewswire (April 1, 1996); Definitive Proxy Statement on Schedule 14A, filed by Kmart with the SEC on April 7, 2000 (p. 8); Form S-8 Registration Statement, filed by Kmart with the SEC on September 6, 2000 (p. 5). Bollenbach was no longer a Kmart director as of March 2001. See Form S-8 Registration Statement, filed by Kmart with the SEC on March 5, 2001; Definitive Proxy Statement on Schedule 14A, filed by Kmart with the SEC on April 4, 2001.

76	Definitive Proxy Statement on Schedule 14A, filed by Kmart with the SEC on April 7, 2000 (pp. 8, 9).

77	Based on Kmart’s Ten Deadly Sins: how incompetence tainted an American icon, Marcia Layton Turner; “Kmart deal propels Fleming shares”, CBS MarketWatch (February 7, 2001); “Kmart, Fleming alliance sets stage for more change”, DSN Retailing Today (February 19, 2001).

78	Based on Schedule 13D, filed by, among others, Burkle on March 26, 2001.

79	Kmart’s Ten Deadly Sins: how incompetence tainted an American icon, Marcia Layton Turner (p. 192).

80	“Kmart deal propels Fleming shares”, CSB MarketWatch (February 7, 2001).

81	Schedule 13D/A, filed by, among others, Burkle on December 28, 2001; “Billionaire Advice for Kmart”, Forbes (January 18, 2002); “LA’s Top 50: earning it, inheriting it, buying into it”, Los Angeles Business Journal (May 27, 2002).

82	Current Report on Form 8-K, filed by Kmart with the SEC on January 22, 2002.

83	“Billionaire Advice for Kmart”, Forbes (January 18, 2002).

84	Current Report on Form 8-K, filed by Fleming with the SEC on April 1, 2003.

85	Schedule 13D, filed by, among others, Burkle on November 19, 1999.

86	Schedule 13D, filed by, among others, Burkle on November 19, 1999.

87	Schedule 13D, filed by, among others, Burkle on November 19, 1999.

88	Schedule 13D, filed by, among others, Burkle on November 19, 1999.

89	Schedule 13D/A, filed by, among others, Burkle on July 14, 2000.

90	Current Report on Form 8-K, filed by Simon with the SEC on March 2, 2001. Annual Report on Form 10-K, filed by Simon with the SEC on March 29, 2002 (pp. 14-15).

91	Current Report on Form 8-K, filed by Simon with the SEC on July 12, 2001.

92	Severance Agreement, attached as Exhibit 10.1 to the Current Report on Form 8-K, filed by Simon with the SEC on July 12, 2001.

93	Current Reports on Form 8-K, filed by Simon with the SEC on August 27, 2001 (press releases attached thereto), September 18, 2001 (press release attached thereto) and October 31, 2001 (press release attached thereto).

94	“Simon Marketing Gets Fried in McScandal”, Forbes (August 24, 2001); Annual Report on Form 10-K, filed by Simon with the SEC on March 29, 2002.

95	Current Report on Form 8-K, filed by Simon with the SEC on August 27, 2001 (press releases attached thereto).

96	“Simon Marketing Gets Fried in McScandal”, Forbes (August 24, 2001).

97	Annual Report on Form 10-K, filed by Simon with the SEC on March 29, 2002 (p. 2).

98	McDonalds: Current Report on Form 8-K, filed by Simon with the SEC on August 19, 2003. Class actions: Annual Report on Form 10-K, filed by Simon with the SEC on March 30, 2004 (pp. 6-7); see Annual Report on Form 10-K, filed by Simon with the SEC on March 31, 2006 (p. 8).

99	Current Report on Form 8-K, filed by Simon with the SEC on May 10, 2002.

100	“Two Yucaipa Representatives Resign From Simon Board of Directors”, press release (August 24, 2001), filed as Exhibit 99.3 to the Current Report on Form 8-K, filed by Simon with the SEC on August 27, 2001.

101	Current Report on Form 8-K, filed by Simon with the SEC on April 24, 2006; Schedule 13D/A, filed by, among others, Burkle on April 18, 2005 (letter attached as Exhibit 99.1 thereto); Annual Report on Form 10-K, filed by Simon with the SEC on March 31, 2006 (p. 21).

102	Schedule 13D/A, filed by, among others, Burkle on September 24, 2008; Current Report on Form 8-K, filed by Simon with the SEC on September 23, 2008; Definitive Proxy Statement on Schedule 14A, filed by Simon with the SEC on August 19, 2008 (p. 6).

103	Definitive Proxy Statement on Schedule 14A, filed by Simon with the SEC on August 19, 2008 (p. 6).

104	Restated Certificate of Incorporation of Simon, filed as Exhibit 3.1 to the Current Report on Form 8-K, filed by Simon with the SEC on September 23, 2008; Annual Report on Form 10-K, filed by Simon with the SEC on March 26, 2010 (p. 6).

105	Annual Report on Form 10-K, filed by Simon with the SEC on March 26, 2010 (p. 6).

106	Schedule 13D, filed by, among others, Burkle on March 23, 2005.

107	Current Report on Form 8-K, filed by Wild Oats with the SEC on March 28, 2006.

108	Schedule 13D/A, filed by, among others, Burkle on August 14, 2006.

109	Schedule 13G, filed by Aletheia on February 1, 2007.

110	Schedule 13G, filed by Aletheia on February 1, 2007.

111	Current Report on Form 8-K, filed by Wild Oats with the SEC on July 17, 2006; Current Report on Form 8-K, filed by Wild Oats with the SEC on September 6, 2006.

112	“Wild Oats Rises on Buyout Rumor”, Los Angeles Times (October 21, 2006); “Odak exits Wild Oats as Yucaipa exerts influence”, Supermarket News (October 30, 2006).

113	Current Report on Form 8-K, filed by Wild Oats with the SEC on October 25, 2006; “Wild Oats Markets, Inc. Names Gregory Mays Interim Chief Executive Officer”, PRNewswire (October 25, 2006).

114	Offer to Purchase, files as Exhibit (a)(1)(A) to Schedule TO, filed by Whole Foods with the SEC on February 27, 2007 (p. 16).

115	Current Report on Form 8-K, filed by Wild Oats with the SEC on August 31, 2007.

116	“Ronald Burkle Harvests his Wild Oats”, The New York Times Dealbook, February 22, 2007; Schedule 13D/A, filed by, among others, Burkle on August 14, 2006.

117	Schedule 13D, filed by, among others, Burkle on January 8, 2009.

118	Schedule 13D/A, filed by, among others, Burkle on December 31, 2009.

119	Schedule 13G, filed by Aletheia on February 17, 2009.

120	Schedule 13G, filed by Aletheia on February 17, 2009.

121	Schedule 13G/A, filed by Aletheia on February 16, 2010.

122	Disclosure Statement, attached as Exhibit 2.2 to the Current Report on Form 8-K, filed by Allied with the SEC on May 24, 2007 (pp. 25, 45-46); “Yucaipa May Purchase Allied”, Teamsters for a Democratic Union (July 2006).

123	Current Report on Form 8-K, filed by Allied with the SEC on May 24, 2007; Schedule 13D, filed by, among others, Burkle on June 8, 2007.

124	Second Amended Joint Plan of Reorganization of Allied Holdings, Inc., filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by Allied on May 24, 2007 (p. 48).

125	Schedule 13D, filed by, among others, Burkle on June 8, 2007.

126	Schedule 13D, filed by, among others, Burkle on June 8, 2007; Monitoring and Management Services Agreement, filed as Exhibit 10.1 to the Current Report on Form 8-K, filed by Allied with the SEC on June 4, 2007.

127	Disclosure Statement, attached as Exhibit 2.2 to the Current Report on Form 8-K, filed by Allied with the SEC on May 24, 2007 (pp. 45-46); Current Report on Form 8-K, filed by Allied with the SEC on April 18, 2007.

128	Complaint, filed by Hawk Opportunity Fund, L.P. and IRA FBO Mark F. Zimmer, filed in the U.S. District Court, Northern District of Georgia on April 23, 2007. See “Yucaipa, Union Face RICO Suit Over Allied Deal”, Law360 (April 30, 2007); “Did Ron Burkle Conspire with Hoffa to Acquire Allied?”, Teamsters for a Democratic Union (May 9, 2007).

129	Notice of Dismissal without Prejudice, filed by Hawk Opportunity Fund, L.P. and IRA FBO Mark F. Zimmer, filed May 18, 2007.

130	Aloha Airlines, Plan Proponents’ Emergency Motion to Modify Joint Plan of Reorganization Dated as of October 26, 2005 Without Further Solicitation (p. 9).

131	Exhibit G to the Notice of Filing of Supplemental Information to be Included in the First Amended Disclosure Statement and First Amended Joint Plan of Reorganization of Aloha Airgroup, Inc. and Aloha Airlines, Inc. See “Scott Stedman to Join The Yucaipa Companies”, PR Newswire (September 26, 2002); Yucaipa profiles on Bloomberg Businessweek, available at http://investing.businessweek.com/research/stocks/private/person.asp?personId=75515&privca pId=23465&previousCapId=4932759&previousTitle=Univar%20N.V and http://investing.businessweek.com/research/stocks/private/people.asp?privcapId=23465; Definitive Proxy Statement on Schedule 14A, filed by Baseline Oil & Gas Corp. on June 10, 2008 (p. 3); Annual Report on Form 10-K, filed by Simon on March 30, 2007 (p. 22).

132	“Aloha Airlines filed for bankruptcy”, WSJ MarketWatch (March 21, 2008); “Judge won’t stop Aloha Airlines closure”, Pacific Business News (March 31, 2008).

133	“Judge won’t stop Aloha Airlines closure”, Pacific Business News (March 31, 2008); “Aloha Airlines halting passenger service”, Associated Press (March 30, 2008).

134	“Aloha Airlines, Inc.”, Bloomberg Businessweek (company overview, available at http://investing.businessweek.com/research/stocks/private/snapshot.asp?privcapId=7703868); “The Myth of Chapter 11”, Hawaii Business (April 2009).

135	Complaint of Herbert Thompson, et. al., filed in the Superior Court of the State of California, dated July 16, 2010.

136	Complaint of Herbert Thompson, et. al., filed in the Superior Court of the State of California, dated July 16, 2010.

137	Voluntary Petition for Chapter 11 bankruptcy of FiberTech, entered October 3, 2008 in the U.S. Bankruptcy Court for the Central District of California; see “FiberTech looks to tap DIP”, Daily Deal (October 16, 2008); Complaint of Herbert Thompson, et. al., filed in the Superior Court of the State of California, dated July 16, 2010.

138	Complaint of Herbert Thompson, et. al., filed in the Superior Court of the State of California, dated July 16, 2010.

139	Complaint of Herbert Thompson, et. al., filed in the Superior Court of the State of California, dated July 16, 2010.

140	Complaint of Herbert Thompson, et. al., filed in the Superior Court of the State of California, dated July 16, 2010.

141	Definitive Proxy Statements on Schedule 14A, filed by KB Home with the SEC between 1995 and 2010.

142	Current Report on Form 8-K, filed by KB Home with the SEC on December 8, 2006; Annual Report on Form 10-K, filed by KB Home with the SEC on February 13, 2007.

143	“Former KB Home CEO is Convicted”, The Wall Street Journal (April 21, 2010).

144	“KB Home Elects Stephen F. Bollenbach as First Non-Executive Chairman of the Board”, Business Wire (April 5, 2007).

145	“SEC Adds to KB Home’s Troubles”, The Wall Street Journal (October 12, 2009).

146	Quarterly Report on Form 10-Q, filed by KB Home with the SEC on October 9, 2009 (p. 23); “SEC Adds to KB Home’s Troubles”, The Wall Street Journal (October 12, 2009).

147	Quarterly Report on Form 10-Q for the quarter ended February 28, 2007, filed by KB Home with the SEC on April 9, 2007.

148	Definitive Proxy Statements on Schedule 14A, filed by Yahoo with the SEC between 2001 and 2010.

149	See, e.g., “Proxy Firm Advice: Curtail Yahoo executive pay”, CNet News (July 25, 2008).

150	“Dissident Shareholders Send Message to Yahoo”, The New York Times (June 13, 2007); “Criticism Mounts over Yahoo Chief’s Pay Package”, The New York Times Dealbook (June 7, 2007); “Semel Steps down as Yahoo chairman”, Hollywood Reporter (February 1, 2008); “Terry Semel was Paid Half a Billion Dollars to Run Yahoo into the Ground”, Business Insider (July 27, 2010).

151	Definitive Proxy Statement on Schedule 14A, filed by Yahoo with the SEC on April 29, 2010 (p. 52). Criticism: “Bartz’s Pay Package Egregious”, Breakout Performance Blog, Eric Jackson, Managing Member of Ironfire Capital LLC (September 16, 2009).

152	Definitive Proxy Statements on Schedule 14A, filed by Yahoo with the SEC on April 30, 2007 and June 9, 2008; “After Vote-Gate, Heads must Roll on Yahoo’s Board”, Eric Jackson, Managing Member of Ironfire Capital LLC (August 6, 2008)

153	“Proxy Firm Advice: Curtail Yahoo executive pay”, CNet News (July 25, 2008); “Yahoo’s Board Gets a Lift”, The New York Times (July 24, 2008).

154	“Yahoo! Acknowledges Tabulation Error by Broadridge”, press release issued by Yahoo (August 5, 2008).

155	“Bill’s Hard Drive, Microsoft Eyes Search Giant in Proposed Takeover”, New York Post (May 4, 2007); “Microsoft, Yahoo Discussed Deal”, The Wall Street Journal (May 5, 2007); Current Report on Form 8-K, filed by Yahoo with the SEC on February 11, 2008; Current Report on Form 8-K, filed by Yahoo with the SEC on June 12, 2008.

156	“Microsoft walks away from Yahoo acquisition - Google wins”, TG Daily (May 4th, 2008); Soliciting Materials on Schedule 14A, filed by, among others, Carl C. Icahn with the SEC on May 15, 2008; “Yahoo Disputes Icahn’s Claim Board ‘Botched’ Talks”, Bloomberg (May 16, 2008).

157	Annual Report on Form 10-K, filed by Yahoo with the SEC on February 27, 2008 (p. 32); “Shareholders Blast Yahoo Over Microsoft Bid”, InternetNews.com (February 28, 2008); Annual Report on Form 10-K, filed by Yahoo with the SEC on February 27, 2009 (p. 103).

158	YHOO stock closed at $13.53 on September 7, 2010, Yahoo! Finance historical prices.

159	“Burkle to Leave Yahoo Board - Is Bartz Solidifying Control (and is Bostock Next?)”, The Wall Street Journal Digital Network (February 16, 2010).

160	Definitive Proxy Statements on Schedule 14A, filed by Occidental with the SEC between 1999 and 2010.

161	See, e.g., “Calstrs Letter to Occidental: Stop Irani’s ‘Lavish Payout’”, The Wall Street Journal Deal Journal (August 3, 2010).

162	“Occidental’s $416.3 Million CEO: Pay Package Puts Irani in Lofty Air”, The Wall Street Journal (April 7, 2007).

163	“Is Occidental’s Irani Worth his Big Pay Check?”, The Wall Street Journal (August 3, 2010); “Oracle’s Ellison: Pay King”, The Wall Street Journal (July 27, 2010).

164	Definitive Proxy Statement on Schedule 14A, filed by Occidental with the SEC on March 23, 2010 (p. 10).

165	Letter from Calstrs and Relational Investors LLC to Occidental Petroleum Board of Directors, dated July 30, 2010, available at http://www.scribd.com/doc/35300619/Relational-and-Calstrs-Letter-to-Occidental-Petroleum; “Activist investors launch Occidental Petroleum campaign”, Inside Investor Relations (August 17, 2010); “Calstrs Letter to Occidental: Stop Irani’s ‘Lavish Payout’”, The Wall Street Journal Deal Journal (August 3, 2010).

166	Definitive Proxy Statements on Schedule 14A, filed by KB Home with the SEC between 1995 and 2007; “KB Home Elects Stephen F. Bollenbach as First Non-Executive Chairman of the Board”, Business Wire (April 5, 2007); Current Report on Form 8-K, filed by KB Home with the SEC on November 2, 2007.

167	Schedule 13D, filed by, among others, Burkle on November 19, 1999; “Two Yucaipa Representatives Resign From Simon Board of Directors”, press release (August 24, 2001), filed as Exhibit 99.3 to the Current Report on Form 8-K, filed by Simon with the SEC on August 27, 2001.

168	Current Report on Form 8-K, filed by Simon with the SEC on May 10, 2002.

169	Annual Report on Form 10-K, filed by Simon with the SEC on March 26, 2010 (p. 6).

170	“KB Home Elects Stephen F. Bollenbach as First Non-Executive Chairman of the Board”, Business Wire (April 5, 2007); Definitive Proxy Statement on Schedule 14A, filed by KB Home with the SEC on March 5, 2010 (p. 12).

171	Amendment No. 1 to Form S-4 Registration Statement, filed by Liquid Audio with the SEC on September 5, 2002 (p. 91).

172	“Burkle-Riordan accord reported”, Los Angeles Times (September 8, 2007); Riordan Complaint, filed in the Superior Court of the State of California, County of Los Angeles on September 6, 2007.

173	“Burkle-Riordan accord reported”, Los Angeles Times (September 8, 2007); Riordan Complaint, filed Superior Court of the State of California, County of Los Angeles on September 6, 2007.

174	“Burkle-Riordan accord reported”, Los Angeles Times (September 8, 2007).

175	“Dominick’s a no sale as Safeway ends effort”, Chicago Tribune (November 4, 2003).

176	“Yucaipa Cos. sues Safeway”, Los Angeles Times (August 6, 2003).

177	“Safeway Files Suit Against Yucaipa”, Los Angeles Times (August 22, 2003).

178	“Safeway Takes Dominick’s Off the Market”, press release (November 3, 2003), attached as Exhibit 99 to the Current Report on Form 8-K filed by Safeway with the SEC on November 5, 2003; “Dominick’s a no sale as Safeway ends effort”, Chicago Tribune (November 4, 2003).

179	Annual Report on Form 10-K, filed by Yahoo with the SEC on February 27, 2008 (p. 32); “Shareholders Blast Yahoo Over Microsoft Bid”, InternetNews.com (February 28, 2008); Annual Report on Form 10-K, filed by Yahoo with the SEC on February 27, 2009 (p. 103).

180	Current Report on Form 8-K, filed by Yahoo with the SEC on December 10, 2008; Annual Report on Form 10-K, filed by Yahoo with the SEC on February 27, 2009 (p. 103); “BITS; Yahoo Removes Severance Plan”, The New York Times (December 15, 2008).

181	Knopf v. Semel, 2010 WL 965308 (N.D. Cal. 2010).

182	Knopf v. Semel, 2010 WL 965308 (N.D. Cal. 2010).

183	In re Almac’s, Inc., 202 B.R. 648 (D.R.I. 1996).

184	In re Almac’s, Inc., 202 B.R. 648 (D.R.I. 1996).

185	In re Almac’s, Inc., 202 B.R. 648 (D.R.I. 1996).

186	Zahn v. Yucaipa Capital Fund, 218 B.R. 656 (D.R.I. 1998); District Court of Rhode Island, Civil Docket for Case#: 1:96-cv-00684-L.

187	Klang v. Smith’s Food & Drug Centers, Inc., 702 A.2d 150, 152 (Del Supr. 1997).

188	Klang v. Smith’s Food & Drug Centers, Inc., 702 A.2d 150, 153 (Del Supr. 1997).

189	Klang v. Smith’s Food & Drug Centers, Inc., 702 A.2d 150, 154 (Del Supr. 1997).

190	Current Report on Form 8-K, filed by Fred Meyer with the SEC on September 12, 1997.

191	“Ovitz, Burkle settle Web deal lawsuit”, Los Angeles Times (July 26, 2008); “Burkle, Ovitz Settle Lawsuit in Case of Friendship ‘Gone Wrong’”, Bloomberg (July 28, 2008).

192	“Ovitz, Burkle settle Web deal lawsuit”, Los Angeles Times (July 26, 2008); “Burkle, Ovitz Settle Lawsuit in Case of Friendship ‘Gone Wrong’”, Bloomberg (July 28, 2008).

193	Complaint of Herbert Thompson, et. al., filed in the Superior Court of the State of California, dated July 16, 2010.

194	“Yucaipa, CCL to buy FiberTech assets”, Daily Deal (November 7, 2008).

195	“CalPERS invested $700 million with Davis donor”, SFGate.com (May 26, 2002); “CA: Things that make you go ‘hmmm’ - (CalPERS-Yucaipa-Burkle links beg question)”, OC Register (January 5, 2005).

196	“CalPERS invested $700 million with Davis donor”, SFGate.com (May 26, 2002); “CA: Things that make you go ‘hmmm’ - (CalPERS-Yucaipa-Burkle links beg question)”, OC Register (January 5, 2005).

197	“CalPERS invested $700 million with Davis donor”, SFGate.com (May 26, 2002).

198	Current Report on Form 8-K, filed by Source with the SEC on March 4, 2005.

199	“CalPERS invested $700 million with Davis donor”, SFGate.com (May 26, 2002).

200	“CA: Things that make you go ‘hmmm’ - (CalPERS-Yucaipa-Burkle links beg question)”, OC Register (January 5, 2005).

201	CalPERS AIM Program Fund Performance Review, as of March 31, 2010, available at http://www.calpers.ca.gov/index.jsp?bc=/investments/assets/equities/aim/private-equity-review/aim-perform-review/home.xml.

202	“CA: Things that make you go ‘hmmm’ - (CalPERS-Yucaipa-Burkle links beg question)”, OC Register (January 5, 2005).

203	“California’s attorney general alleges influence peddling at Calpers”, Financial News (May 7, 2010); “Former CalPERS official accused of fraud vows vindication”, Los Angeles Times (May 11, 2010).

204	“Suspended CalPERS executive resigns”, The Sacramento Bee (August 27, 2010).

205	“Political power player Darius Anderson under scrutiny related to pension deals”, Los Angeles Times (August 27, 2010).

206	Bio of Darius Anderson, Platinum Advisors website, available at http://www.platinumadvisors.com/staff.aspx?q=1; “CalPERS to disclose details about intermediaries”, Los Angeles Times (January 11, 2010).

207	“Wetherly Capital emerging as leading fund placement firm”, Los Angeles Business Journal (July 4, 2005); “CalPERS to disclose details about intermediaries”, Los Angeles Times (January 11, 2010).

208	“Subpoenas issued in pension fund corruption investigation”, Los Angeles Times (May 23, 2009).

209	“Attorney General Cuomo’s Fight Against Corruption in the State Pension Fund Nets Four More Companies and One Individual”, New York Office of the Attorney General Media Center (April 15, 2010).

210	“Cuomo Secures Agreements with Two Major Investment Firms in Ongoing New York State Pension Fund Investigation”, New York Office of the Attorney General Media Center (February 8, 2010); “Two L.A. firms to pay settlement in probe of New York’s ‘pay-to-play’ scandal”, Los Angeles Times (February 9, 2010).

211	“NYC Deputy Comptroller Resigns”, imweekly.com (September 6, 2006); LinkedIn Profile of Horatio Sparkes, available at http://www.linkedin.com/pub/horatio-sparkes/16/b6b/7b7.

212	“Bill, Aides are Pen$ion Pals”, New York Post (April 26, 2009).

213	“Bill, Aides are Pen$ion Pals”, New York Post (April 26, 2009).